                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            SUMMIT BANK CORPORATION

                        PURSUANT TO AN OFFER TO PURCHASE
                   DATED FEBRUARY 7, 2002 (THE "OFFER DATE")

            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,
                ATLANTA TIME, ON MARCH 15, 2002, UNLESS EXTENDED
                            (THE "EXPIRATION DATE")

             IF YOU WISH TO TENDER YOUR SHARES, YOU MUST COMPLETE,
                 SIGN AND RETURN THIS LETTER OF TRANSMITTAL TO:

                            THE SUMMIT NATIONAL BANK
                     4360 CHAMBLEE DUNWOODY ROAD, SUITE 300
                          ATLANTA, GEORGIA 30341-1055
                               ATTN: GARY MCCLUNG
                                 (770) 454-0400

             ON OR BEFORE MIDNIGHT, ATLANTA TIME, ON MARCH 15, 2002

     The method of delivery of this Letter of Transmittal and all other required documents is at your option and risk, and delivery will be deemed made only when we actually receive them. If delivery is by mail, registered mail with return receipt requested is recommended. In all cases, sufficient time should be allowed to assure timely delivery. Delivery of this Letter of Transmittal or any other required documents to an address other than as set forth above does not constitute valid delivery.

                             ---------------------

         IF YOU HAVE YOUR SUMMIT BANK CORPORATION STOCK CERTIFICATE(S),
           PLEASE SEND IT/THEM TO US WITH THIS LETTER OF TRANSMITTAL.

                             ---------------------

     For information or assistance in connection with the offer or the completion of this Letter of Transmittal, please contact Gary McClung at 770-454-0400.

     Please read the instructions accompanying this Letter of Transmittal carefully before completing it.

----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES)
       OF REGISTERED HOLDER(S)
   (PLEASE COMPLETE THIS BLOCK OR                     SUMMIT BANK CORPORATION COMMON STOCK
 INDICATE CHANGES OR CORRECTIONS TO
      THE NAME, ADDRESS AND TAX
IDENTIFICATION NUMBER PRINTED BELOW.)
----------------------------------------------------------------------------------------------------------
                                       1. CERTIFICATE            2. NUMBER OF          3. NUMBER OF
                                       NUMBER(S)(#)              SHARES OWNED (#)      SHARES TENDERED (#)
                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

                                       -------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

     Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration. (Attach additional signed list if necessary). If you do not select an order, in the event less than all offered shares are purchased due to proration, shares will be selected for purchase by the Summit National Bank.

1ST:______       2ND:______        3RD:______       4TH:______        5TH:______

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 9)

     To be completed ONLY if the payment for the purchase price of shares accepted for payment is to be issued in the name of someone other than the undersigned.
[ ] Issue payment to:

Name ---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      (INCLUDE ZIP CODE)
--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 9)

     To be completed ONLY if the payment for the purchase price of shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
[ ] Mail payment to:

Name ---------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------
        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                              (See Instruction 11)
--------------------------------------------------------------------------------
                              CHECK ONLY ONE BOX.
            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES
(Shareholders who desire to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered.)
--------------------------------------------------------------------------------

  [ ]  $14.00                                                       [ ]  $14.50
  [ ]  $15.00                                                       [ ]  $15.50
  [ ]  $16.00                                                       [ ]  $16.50
  [ ]  $17.00

--------------------------------------------------------------------------------
           SHARES TENDERED AT PRICE DETERMINED UNDER THE TENDER OFFER
                              (See Instruction 11)
--------------------------------------------------------------------------------
       [ ] The undersigned wants to maximize the chance of having Summit purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking THIS BOX INSTEAD OF ONE OF THE PRICE BOXES ABOVE, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Summit in accordance with the terms of the offer.
           This action could result in receiving a price per share as low as $14.00.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ODD LOTS
                              (See Instruction 12)

       To be completed ONLY if the shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares. The undersigned either (check one box):

       [ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered;

       OR

       [ ] is a broker dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, shares with respect to which it is the record holder and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

  In addition, the undersigned is tendering shares either (check one box):

       [ ] at the price per share indicated above under "Price (in Dollars) Per Share At Which Shares Are Being Tendered."

       OR

       [ ]  at the purchase price, as the same shall be determined by Summit in accordance with the terms of the offer (persons checking this box need not indicate the price per share below).
--------------------------------------------------------------------------------

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED
--------------------------------------------------------------------------------
                               CONDITIONAL TENDER
                              (See Instruction 13)
--------------------------------------------------------------------------------

       [ ] A tendering shareholder may condition his or her tender of shares upon Summit purchasing a specified minimum number of the shares tendered, all as described in the Offer to Purchase. Unless at least that minimum number of shares you indicate below is purchased by Summit pursuant to the terms of the offer, none of the shares tendered will be purchased. It is the tendering shareholder's responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each shareholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

  Minimum number of shares to be sold:
  -----------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 SIGNATURE BOX
                              (SEE INSTRUCTION 2)
--------------------------------------------------------------------------------

     Please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2).

     TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THIS BOX AND SEE INSTRUCTION 2.

     The signatory hereto hereby tenders the shares indicated in this Letter of Transmittal to Summit pursuant to the terms of the Offer, and certifies under penalties of perjury that the statements in Box A and, if applicable, Box B are true.

X
--------------------------------------------------------------------------------
                        (SIGNATURE OF REGISTERED OWNER)

X
--------------------------------------------------------------------------------
                           (SIGNATURE OF JOINT OWNER)


Name and Capacity (if other than
individuals): ------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(CITY)                      (STATE)                    (ZIP)

Area Code and Telephone No.
(Day): -------------------------------------------------------------------------

                   (Evening): --------------------------------------------------

                       SIGNATURE GUARANTEE (IF REQUIRED)
                              (SEE INSTRUCTION 2)
Name and Address of Eligible
Institution: -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Authorized Signature: X
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
------------------------------------------------------------------  Date: ------

IF CERTIFICATES ARE TO BE DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY

      Date of Execution of Notice of Guaranteed Delivery: ---------------

         Name of Institution that Guaranteed Delivery: ---------------

                               TAX CERTIFICATIONS
                              (SEE INSTRUCTION 4)

     By signing the Letter of Transmittal in the Signature Box, the shareholder certifies as true under penalty of perjury, the representations in Boxes A and B below. Please refer to the attached Instructions for completing this Letter of Transmittal and Boxes A and B below.

                                     BOX A
                              SUBSTITUTE FORM W-9
                          (SEE INSTRUCTION 4 -- BOX A)
--------------------------------------------------------------------------------
     The shareholder hereby certifies the following to Summit under penalties of perjury:

     (i) The Taxpayer Identification No. ("TIN") printed (or corrected) on the front of this Letter of Transmittal is the correct TIN of the shareholder, unless the shares are held in an Individual Retirement Account ("IRA"); or if this box [ ] is checked, the shareholder has applied for a TIN. If the shareholder has applied for a TIN, a TIN has not been issued to the shareholder, and either (a) the shareholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or
(b) the shareholder intends to mail or deliver an application in the near future (it being understood that if the shareholder does not provide a TIN to the Purchaser, 31% of all reportable payments made to the shareholder will be withheld); and

     (ii) Unless this box [ ] is checked, the shareholder is not subject to backup withholding either because the shareholder: (a) is exempt from backup withholding; (b) has not been notified by the IRS that the shareholder is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that such shareholder is no longer subject to backup withholding.

     Note: Place an "X" in the box in (ii) above, only if you are unable to certify that the shareholder is not subject to backup withholding.

                                     BOX B
                              SUBSTITUTE FORM W-8
                          (SEE INSTRUCTION 4 -- BOX B)
--------------------------------------------------------------------------------

     By checking this box [ ], the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the shareholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S. federal income tax laws, because the shareholder has the following characteristics:

     (i) Is a nonresident alien individual or a foreign corporation, bank, estate or trust;

     (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

     (iii) Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

Ladies and Gentlemen:

     The undersigned hereby tenders to Summit Bank Corporation, a Georgia corporation ("Summit"), the above described shares of Summit's common stock at the per share price indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 7, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned sells, assigns and transfers to, or upon the order of, Summit all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book entry transfer and irrevocably constitutes and appoints the Summit National Bank (the "Bank") as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Bank also acts as the agent of Summit, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by Summit and its transfer agent, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Summit upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

     (b) present certificates for the shares for cancellation and transfer on Summit's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms of the offer.

     The undersigned covenants, represents and warrants to Summit that:

          (1) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that:

             (i) the undersigned has a "net long position" within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares tendered and

             (ii) the tender of shares complies with Rule 14e-4;

          (2) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Summit will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          (3) on request, the undersigned will execute and deliver any additional documents deemed by the Bank or Summit to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          (4) the undersigned has read, understands and agrees to all of the terms of the offer.

     All authorities conferred or agreed to be conferred will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered. The certificate numbers, the number of shares represented by the certificates and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the shares are being tendered should be indicated in the box below.

     The undersigned understands that Summit will determine a single per share price, not in excess of $17.00 nor less than $14.00 per share, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. Summit will select the lowest purchase price that will allow it to buy 180,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered. In determining which shares it will acquire by means of the modified "Dutch Auction," Summit will add the shares tendered by shareholders who have indicated their willingness to accept the price determined in the offer to those shares tendered at $14.00. Accordingly, shares tendered at the price determined in the offer will be treated the same as shares tendered at $14.00. All shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer, including the proration, odd lot priority and conditional tender provisions. All shares acquired in the offer will be acquired at the same purchase price. All shares not purchased pursuant to the offer, including shares tendered at prices greater than the purchase price and not properly withdrawn and shares not purchased because of proration or conditional tenders, will be returned at Summit's expense promptly after the expiration of the offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Summit may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. In any event, the undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the "Special Payment Instructions" or "Special Delivery Instructions" above.

     The undersigned understands that acceptance of shares by Summit for payment will constitute a binding agreement between the undersigned and Summit upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Summit pay interest on the purchase price, including what limitation, by reason of any delay or making payment.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated under "Description of Shares Tendered" above, unless otherwise indicated under the "Special Payment Instructions" or the "Special Delivery Instructions" above. The undersigned recognizes that Summit has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Summit purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

                                  INSTRUCTIONS
                      FOR COMPLETING LETTER OF TRANSMITTAL

     1. REQUIREMENTS OF TENDER. To be effective, a duly completed and signed Letter of Transmittal and any other required documents must be received by the Bank at its address set forth herein before midnight, Atlanta Time, on the Expiration Date, unless extended. To ensure receipt of the Letter of Transmittal and any other required documents, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal and any other required documents are to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

     WHEN TENDERING, YOU MUST SEND ALL PAGES OF THE LETTER OF TRANSMITTAL, INCLUDING TAX CERTIFICATIONS (BOXES A AND B).

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE BANK. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     2. SIGNATURE REQUIREMENTS.

     INDIVIDUAL AND JOINT OWNERS -- After carefully reading and completing the Letter of Transmittal, to tender shares, shareholders must sign at the "X" in the Signature Box of the Letter of Transmittal. The signature(s) must correspond exactly with the names printed (or corrected) on the front of the Letter of Transmittal. If the Letter of Transmittal is signed by the shareholder (or beneficial owner in the case of an IRA), no signature guarantee on the Letter of Transmittal is required. If any tendered shares are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

     IRAs/ELIGIBLE INSTITUTIONS -- For shares held in an IRA account, the beneficial owner should sign in the Signature Box and no signature guarantee is required. Similarly, if shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an "eligible guarantor institution" as the term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"), no signature guarantee is required.

     TRUSTEES, CORPORATIONS, BANK AND FIDUCIARIES -- Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a bank or other persons acting in a fiduciary or representative capacity must sign at the "X" in the Signature Box and have their signatures guaranteed by an Eligible Institution by completing the signature guarantee set forth in the Signature Box of the Letter of Transmittal. If the Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a bank or others acting in a fiduciary or representative capacity, such persons should, in addition to having their signatures guaranteed, indicate their title in the Signature Box and must submit proper evidence satisfactory to the Bank of their authority to so act (see Instruction 3 below).

     3. DOCUMENTATION REQUIREMENTS. In addition to the information required to be completed on the Letter of Transmittal, additional documentation may be required by the Bank under certain circumstances including, but not limited to, those listed below. Questions on documentation should be directed to the Bank at its telephone number set forth herein.

DECEASED OWNER (JOINT TENANT)          --  Copy of death certificate.
DECEASED OWNER (OTHERS)                --  Copy of death certificate (see also
                                           Executor/Administrator/Guardian below).
EXECUTOR/ADMINISTRATOR/GUARDIAN        --  Copy of court appointment documents for executor or
                                           administrator; and
                                           (a) a copy of applicable provisions of the will (title
                                           page, executor(s)' powers, asset distribution); or
                                           (b) estate distribution documents.
ATTORNEY-IN-FACT                       --  Current power of attorney.
CORPORATION/PARTNERSHIP                --  Corporate resolution(s) or other evidence of authority to act. Bank should furnish a copy of the bank agreement.
TRUST/PENSION PLANS                    --  Unless the trustee(s) are named in the registration, a copy of the cover page of the trust or pension plan,
                                           along with a copy of the section(s) setting forth names
                                           and powers of trustee(s) and any amendments to such
                                           sections or appointment of successor trustee(s).

     4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If consideration is to be issued in the name of a person other than the person signing the Signature Box of the Letter of Transmittal or if consideration is to be sent to someone other than such signer or to an address other than that set forth on the Letter of Transmittal in the box entitled "Description of Shares Tendered," the appropriate boxes on the Letter of Transmittal should be completed.

     5. TAX CERTIFICATIONS. The shareholder(s) tendering shares to Summit pursuant to the Offer must furnish the Bank with the shareholder(s)' taxpayer identification number ("TIN") and certify as true, under penalties of perjury, the representations in Box A and, if applicable, Box B. By signing the Signature Box, the shareholder(s) certifies that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Shares Tendered" and the representations made in Box A, and if applicable, Box B, are correct. See attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance in determining the proper TIN to give the Purchaser.

     U.S. PERSONS. A shareholder that is a U.S. citizen or a resident alien individual, a domestic corporation, a domestic bank, a domestic trust or a domestic estate (collectively, "U.S. Persons"), as those terms are defined in the Internal Revenue Code of 1986, as amended, should follow the instructions below with respect to certifying Box A.

     BOX A -- SUBSTITUTE FORM W-9.

     Part (i), Taxpayer Identification Number -- Tendering shareholders must certify to Summit that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Shares Tendered" is correct. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service (the "IRS"), in addition to the shareholder being subject to backup withholding.

     Part (ii), Backup Withholding -- In order to avoid 31% Federal income tax backup withholding, the tendering shareholder must certify, under penalty of perjury, that such shareholder is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain exempt non-profit organizations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. DO NOT CHECK THE BOX IN BOX A, PART (II), UNLESS YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

     When determining the TIN to be furnished, please refer to the following as a guide:

     Individual accounts -- should reflect owner's TIN.
     Joint accounts -- should reflect the TIN of the owner whose name appears first.
     Trust accounts -- should reflect the TIN assigned to the trust.

     IRA custodial accounts -- should reflect the TIN of the custodian (not necessary to provide).
     Custodial accounts for the benefit of minors -- should reflect the TIN of the minor.
     Corporations, bank or other business entities -- should reflect the TIN assigned to that entity.

     By signing the Signature Box, the shareholder(s) certifies that the TIN as printed (or corrected) on the front of the Letter of Transmittal is correct.

     BOX B -- FOREIGN PERSONS (SUBSTITUTE FORM W-8). In order for a tendering shareholder who is a Foreign Person (i.e., not a U.S. Person, as defined above) to qualify as exempt from 31% backup withholding, such foreign shareholder must certify, under penalties of perjury, the statement in Box B of this Letter of Transmittal, attesting to that Foreign Person's status by checking the box preceding such statement. UNLESS THE BOX IS CHECKED, SUCH SHAREHOLDER WILL BE SUBJECT TO 31% WITHHOLDING OF TAX.

     6. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal and other required documents will be determined by Summit and such determination will be final and binding. Summit's interpretation of the terms and conditions of the Offer (including these Instructions for this Letter of Transmittal) will be final and binding. Summit will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders, unless waived, must be cured within such time as Summit shall determine. This Letter of Transmittal will not be valid until any irregularities have been cured or waived. Summit is under no duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

     7. ASSIGNEE STATUS. Assignees must provide documentation to the Bank which demonstrates, to the satisfaction of the Bank, such person's status as an assignee.

     8. TRANSFER TAXES. The amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     9. GUARANTEED DELIVERY PROCEDURES. Shareholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Bank prior to the expiration of the offer, or whose shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered shares or book-entry confirmations, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Bank within three New York Stock Exchange trading days after receipt by the Bank of such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Bank and must include a Medallion signature guarantee by an Eligible Institution in the form set forth therein. For shares to be validly tendered pursuant to the guaranteed delivery procedure, the Bank must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     10. LOST OR DESTROYED CERTIFICATES. Shareholders whose certificates for part or all of their shares have been lost, stolen, misplaced or destroyed must notify the Bank at (770) 454-0400 and will be instructed as to the documents which will be required to be submitted by them together with the Letter of Transmittal in order to receive the stock certificate(s) representing the shares.

     11. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares to be properly tendered, the shareholder MUST check the box indicating the price per share at which the shareholder is tendering shares under the item "Price (In Dollars) Per Share at Which Shares Are Being Tendered" OR check the box under the item "Shares Tendered at Price Determined Under the Tender Offer." ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A shareholder wishing to tender portions of the shareholder's share holdings at different prices must complete a separate Letter of Transmittal for each price at which the shareholder wishes to tender each portion of the shareholder's shares. The same shares cannot be tendered (unless previously properly withdrawn as provided in the Offer to Purchase) at more than one price.

     12. ODD LOTS. As described in the Offer to Purchase, if Summit is to purchase fewer than all shares properly tendered before the expiration of the offer and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the shareholder's shares at or below the selected purchase price or who agrees to accept the purchase price determined in the offer. This preference will not be available unless the box captioned "Odd Lots" is completed.

     13. CONDITIONAL TENDERS. As described in the Offer to Purchase, shareholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If Summit is to purchase less than all shares tendered prior to the expiration of the offer, the Bank will perform a preliminary proration, and any shares tendered at or below the purchase price pursuant to a conditional tender for which the condition was not satisfied by the preliminary proration will be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to the Offer to Purchase. Conditional tenders will be selected by lot only from shareholders who tender all of their shares. All tendered shares shall be deemed unconditionally tendered unless the item "Conditional Tender" is completed. The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares from the shareholder pursuant to the offer in such a manner that it will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for Federal income tax purposes. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND WILL THEREBY BE DEEMED WITHDRAWN.

     14. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the Federal income tax treatment of the purchase price for the shares purchased.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PURCHASER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Purchaser.

------------------------------------------------------------
                                              GIVE THE
                                              TAXPAYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual account               The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account
 3.  Husband and wife (joint account)    The actual owner of
                                         the account or, if
                                         joint funds, either
                                         person
 4.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)     The adult or, if
                                         the minor is the
                                         only contributor,
                                         the minor(1)
 6.  Account in the name of guardian or  The ward, minor or
     committee for a designated ward,    incompetent
     minor or incompetent person(3)      person(3)
 7.  a. The usual revocable savings      The grantor
        trust account (grantor is also   trustee(1)
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
------------------------------------------------------------

------------------------------------------------------------
                                              GIVE THE
                                              TAXPAYER
                                           IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 8.  Sole proprietorship account         The owner(4)
 9.  A valid trust, estate or pension    The legal entity
     trust                               (Do not furnish the
                                         identifying number
                                         of the personal
                                         representative or
                                         trustee unless the
                                         legal entity itself
                                         is not designated
                                         in the account
                                         title.)(5)
10.  Corporate account                   The corporation
11.  Religious, charitable, or           The organization
     educational organization account
12.  Partnership account held in the     The bank
     name of the business
13.  Association, club, or other tax-    The organization
     exempt organization
14.  A broker or registered nominee      The broker or
                                         nominee
15.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's or incompetent person's name and furnish such person's social security number or employer identification number.
(4) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a) of the Code.
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947 (a)(1).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A futures commission merchant registered with the Commodity Futures Trading Commission.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under section 1441 of the Code.
  - Payments to Banks not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to an appropriate nominee.
  - Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the purchaser's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax exempt interest (including exempt interest dividends under section 852 of the Code).
  - Payments described in section 6049(b)(5) of the Code to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451 of the Code.
  - Payments made by certain foreign organizations.
  - Payments of mortgage interest to you.
  - Payments made to an appropriate nominee.

Exempt payees described above should file a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PURCHASER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PURCHASER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(A), 6045, and 6050A of the Code.

PRIVACY ACT NOTICE. -- Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Purchasers must be given the numbers whether or not recipients are required to file a tax return. Purchasers must generally withhold 27% of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a purchaser, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.